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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 19, 2004
                Date of Report (Date of earliest event reported)

                             ----------------------

                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                               1-8696                      36-2664428
(State or other jurisdiction of      (Commission               (I.R.S. Employer
incorporation)                      File Number)            Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)

                                 --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

     On November 19, 2004, the Board of Directors of Competitive Technologies, Inc. (the "Company") voted to amend Article II, Section 2.01 of the Company's By-Laws to increase the size of the Board of Directors from six (6) to seven (7) and to increase the number of directors who can be internal directors from one
(1) to two (2), effective immediately prior to the annual meeting of stockholders to be held on January 14, 2005. A copy of the text of the amendment to the Company's By-Laws is attached as Exhibit 3.1(ii).



Item 9.01. Financial Statements and Exhibits

       (c) Exhibits

Exhibit No.                Description
-----------                -----------------------------------------------------

Exhibit 3.1(ii)            Text of Amendment to the Company's By-Laws


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               COMPETITIVE TECHNOLOGIES, INC.

Date:    November 25, 2004                     By:   /s/   John B. Nano
                                                     Name: John B. Nano
                                                    Title: President and
                                                    Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------------------------------------------------

Exhibit 3.1(ii)            Text of Amendment to the Company's By-Laws